EXHIBIT 99.1

SHENANDOAH FURNITURE, INC.

FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

December 31, 2016 and 2015

(With Independent Auditors' Reports Thereon)

SHENANDOAH FURNITURE, INC.

Table of Contents

December 31, 2016

Page

Independent Auditors' Report on the Financial Statements	1

Financial Statements:

Balance Sheets	2 - 3

Statement of Operations	4

Statement of Stockholders' Equity	5

Statement of Cash Flows	6

Notes to Financial Statements	7 - 11

Supplementary Information:

Independent Auditors' Report on Supplementary Information	12

Cost of Goods Sold	13

Selling, General and Administrative Expenses	14

Independent Auditors' Report on the Financial Statements
The Board of Directors
Shenandoah Furniture, Inc.:
We have audited the accompanying financial statements of Shenandoah Furniture, Inc. (a Virginia corporation), which comprise the balance sheets as of December 31, 2016 and 2015, and the related statements of operations, stockholders' equity, and cash flows for the year ended December 31, 2016, and the related notes to the financial statements.
Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditor's Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shenandoah Furniture, Inc. as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the year ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Hickory, North Carolina
September 5, 2017

SHENANDOAH FURNITURE, INC.

Balance Sheets

December 31, 2016 and 2015

Assets

	2016	2015

Current assets:
Cash and cash equivalents	$4,475,761	4,981,150
Accounts receivable, net of allowance for doubtful
accounts of $76,133 in 2016 and $89,737 in 2015	3,332,699	2,790,449
Inventories	2,212,667	2,531,097
Prepaids and other	6,875	124,207
Total current assets	10,028,002	10,426,903

Property and equipment:
Land	70,740	70,740
Building and improvements	738,913	738,913
Land improvements	293,295	275,795
Leasehold improvements	2,929,627	2,638,445
Machinery and equipment	3,942,229	3,041,509
Manufacturing software	840,202	569,588
Automobiles and trucks	209,430	209,430
Office and computer equipment	593,006	555,695
Showroom improvements	57,221	57,221
	9,674,663	8,157,336
Less accumulated depreciation	4,024,241	3,742,576
	5,650,422	4,414,760

Other assets:
Cash value of life insurance	496,580	433,007
Other	5,838	5,838
Total other assets	502,418	438,845
	$16,180,842	15,280,508

Balance Sheets

December 31, 2016 and 2015

Liabilities and Stockholders' Equity

	2016	2015

Current liabilities:
Accounts payable	$493,619	684,125
Wages payable	213,769	224,444
Other accrued expenses	190,151	244,410

Total current liabilities	897,539	1,152,979

Stockholders' equity:
Common stock, par value $1 per share, 25,000 shares
authorized and outstanding in 2016 and 2015	25,000	25,000
Paid-in capital	25,000	25,000
Retained earnings	15,233,303	14,077,529
Total stockholders' equity	15,283,303	14,127,529

	$16,180,842	15,280,508

SHENANDOAH FURNITURE, INC.

Statement of Operations

Year Ended December 31, 2016

2016

Net sales	$42,347,388
Cost of goods sold	31,648,375
Gross profit	10,699,013

Selling, general and administrative expenses	2,781,243
Operating income	7,917,770

Other income (expense):
Interest and dividend income	14,661
Loss on sale of property and equipment	(16,169)
Other	78,972
Total other income	77,464
Net income	$7,995,234

SHENANDOAH FURNITURE, INC.

Statement of Stockholders' Equity

Year Ended December 31, 2016

				Total
	Common	Paid – In	Retained	Stockholders
	Stock	Capital	Earnings	Equity

Balance, December 31, 2015	25,000	25,000	14,077,529	14,127,529

Net income, December 31, 2016	-	-	7,995,234	7,995,234

Dividends paid	-	-	(6,839,460)	(6,839,460)

Balance, December 31, 2016	$25,000	25,000	15,233,303	15,283,303

SHENANDOAH FURNITURE, INC.

Statement of Cash Flows

Year Ended December 31, 2016

2016

Net income	$7,995,234
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	507,665
Loss on sale of property and equipment	16,169
Increase in cash value of life insurance	(63,573)
Increase in accounts receivable	(542,250)
Decrease in inventories	318,430
Decrease in prepaids and other	117,332
Decrease in accounts payable	(190,506)
Decrease in wages payable	(10,675)
Decrease in other accrued expenses	(54,259)
Net adjustments	98,333
Net cash provided by operating activities	8,093,567

Cash flows from investing activities:
Proceeds from sale of equipment	16,999
Purchases of property and equipment	(1,776,495)
Net cash used by investing activities	(1,759,496)

Cash flows from financing activities:
Cash dividends paid	(6,839,460)
Redemption of common stock	-
Net cash used by financing activities	(6,839,460)
Net decrease in cash and cash equivalents	(505,389)

Beginning cash and cash equivalents	4,981,150
Ending cash and cash equivalents	$4,475,761

SHENANDOAH FURNITURE, INC.

Notes to Financial Statements

December 31, 2016 and 2015

(1)    Nature of Business and Significant Accounting Policies

(a) Nature of Business

Shenandoah Furniture, Inc. ("Company") is a Virginia corporation engaged in the manufacture of furniture.  The Company's manufacturing plants and business operations are located in Martinsville, Virginia, Mt. Airy, North Carolina and Valdese, North Carolina.  Sales are on individual credit terms to customers located throughout the United States.

(b) Cash and Cash Equivalents

For purposes of reporting cash flows, cash and cash equivalents include cash on hand, cash in banks, and highly liquid debt instruments with an original maturity date of three months or less.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits.  The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk relating to cash and cash equivalents.

(c) Inventories

Inventories are valued at the lower of cost, on the first-in, first-out basis, or market.

(d) Accounts Receivable

Accounts receivable are stated at the amount management expects to collect from outstanding balances.  Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable.  The Company's valuation allowance at December 31, 2016 and 2015, was $76,133 and $89,737, respectively.

SHENANDOAH FURNITURE, INC.

Notes to Financial Statements

December 31, 2016 and 2015

(1)          Nature of Business and Significant Accounting Policies, Continued

(e) Property and Equipment

Property and equipment is stated at cost.  The Company capitalizes property and equipment if its value is greater than $500 and its useful life is more than one year.    Depreciation is computed over the following estimated service lives of depreciable assets using principally the straight-line method:

Years
Building and leasehold improvements	7 - 40
Land improvements	15 - 20
Machinery and equipment	5 - 10
Manufacturing software	5 - 7
Automobiles and trucks	5 - 10
Office and computer equipment	3 - 10
Showroom improvements	39

(f) Income Taxes

The Company has elected to be taxed as a Small Business Corporation.  Accordingly, no provision has been made for Federal and state income taxes because these taxes are the responsibility of the individual shareholder.

The Company has implemented the accounting guidance for uncertainty in income taxes using the provisions of accounting principles generally accepted in the United States of America.  Using that guidance, tax positions initially need to be recognized in the financial statements when it is more-likely-than-not the position will be sustained upon examination by the tax authorities.  It also provides guidance for derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  As of December 31, 2016 and 2015, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements and recognized no such interest or penalties during the years ended December 31, 2016 and 2015.

(g) Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of financial statements and revenue and expenses during the periods reported.  Estimates are used when accounting for allowance

SHENANDOAH FURNITURE, INC.

Notes to Financial Statements

December 31, 2016 and 2015

(1)          Nature of Business and Significant Accounting Policies, Continued

for uncollectable accounts receivable, inventory obsolescence, depreciation, and contingencies, among others. Actual results could differ from these estimates.

 (h) Advertising Costs

Advertising costs are expensed when incurred.  Advertising costs totaled $148,338 for 2016.

(i) Shipping and Handling Costs

It is the Company's policy to classify freight from sales as a selling expense.

(2) Inventories

Inventories at December 31, 2016 and 2015, consist of the following:

	2016	2015

Finished goods	$80,591	74,973
Work-in-process	615,441	571,401
Raw materials	1,516,635	1,884,723
	$2,212,667	2,531,097

(3) Life Insurance-Cash Value

The Company is the owner and beneficiary of life insurance policies on key employees. These policies have an aggregate cash value of $496,580 and $433,007 at December 31, 2016 and 2015, respectively.

(4) Profit-Sharing Bonus Plan and Retirement Plan

The Company maintains a profit-sharing bonus plan for the benefit of its employees.  All full-time employees with six months of service at the end the semi-annual period are eligible to receive payments based on profitability.  The payment is determined by a formula which gives credit for years of service and gross earnings.  Profit-sharing bonus plan expenses were $190,151 for the year end December 31, 2016.

SHENANDOAH FURNITURE, INC.

Notes to Financial Statements

December 31, 2016 and 2015
(4) Profit-Sharing Bonus Plan and Retirement Plan, Continued

During the year ended December 31, 2015, the Company implemented a contributory profit-sharing plan as defined under Section 401(k) of the U.S. Internal Revenue Code covering substantially all employees.  Employer contributions during the year ended December 31, 2016 were $54,737.

(5) Medical Benefits Plan

The Company has a partially self-insured medical benefits plan that covers all employees who meet eligibility requirements.  It has contracted with an administrative service company to supervise and administer the program and act as its representative.  Provisions for expected future payments are accrued based on the Company's experience and includes amounts for claims incurred but not reported.  The Company insures for excessive and unexpected health claims and is liable for claims not to exceed $125,000 for each employee per plan year and an aggregate annual amount of $1,301,160.  The estimated health plan claims incurred but not reported at December 31, 2016 and 2015, was approximately $136,000 and $100,000, respectively.

(6) Commitments

The Company leases certain manufacturing facilities and a showroom on a month to month basis from businesses related through common ownership.  Rental expense for 2016 on these facilities is as follows:

2016

225 Beaver Creek Drive	$231,916
Showroom Facilities	96,317
Valdese, North Carolina	240,000
Mt. Airy, North Carolina	204,100
$772,333

SHENANDOAH FURNITURE, INC.

Notes to Financial Statements

December 31, 2016 and 2015

(6) Commitments, Continued

The Company also leases equipment under operating leases that expire at various times through 2020.  At December 31, 2016, the future minimum rental commitments for the non-cancelable long-term leases are as follows:

Fiscal Years Ending	Amount

2017	$29,470
2018	32,579
2019	17,012
2020	2,182
$81,243

The total rent expense applicable to the leases described in the preceding paragraph for the year ended December 31, 2016, is $22,375.

(7) Major Customers

Net sales for the year ended December 31, 2016, include sales to two major customers of $36,756,357. Outstanding accounts receivable from these customers was $2,728,665 at December 31, 2016

(8) Subsequent Events

Effective June 30, 2017, the Company signed a letter of intent for the acquisition of substantially all of its assets and the assumption of substantially all of its liabilities.  The transaction will exclude cash and cash equivalents, investments, cash surrender value of life insurance policies and the Collinsville, Virginia plant and land.  Excluded liabilities will exclude any long-term or short-term debt.

The Company has evaluated subsequent events through September 5, 2017, the date which the financial statements were available to be issued.

Independent Auditors' Report on Supplementary Information

The Board of Directors
Shenandoah Furniture, Inc.:

We have audited the financial statements of Shenandoah Furniture, Inc. as of December 31, 2016 and 2015 and for the year ended December 31, 2016, and our report thereon dated September 5, 2017, which expressed an unmodified opinion on those financial statements, appears on page one. Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The cost of goods sold and selling, general and administrative expenses for the year ended December 31, 2016 is presented for purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

September 5, 2017

SHENANDOAH FURNITURE, INC.

Cost of Goods Sold

Year Ended December 31, 2016

		Percent of
	2016	Net Sales
Raw materials:
Inventory, beginning	$1,884,723	4.45%
Purchases, net	16,704,935	39.45
Freight-in	179,628	0.42
	18,769,286	44.32
Inventory, ending	(1,516,635)	(3.58)
Raw materials used	17,252,651	40.74

Labor expense:
Direct labor	8,762,197	20.69
Contract labor	23,319	0.06
Total labor expense	8,785,516	20.75

Manufacturing expenses:
Salaries - supervisors	789,951	1.86
Other indirect labor	178,370	0.42
Depreciation - machinery and equipment	343,167	0.81
Depreciation - building	100,514	0.24
Insurance - general	366,733	0.87
Insurance - group	901,715	2.13
Machine rental	78,403	0.18
Miscellaneous	290,950	0.68
Repairs and maintenance	483,781	1.14
Shop supplies	96,904	0.23
Taxes - payroll	811,961	1.92
Taxes and licenses	43,463	0.10
Utilities	497,938	1.18
Rent	676,016	1.60
Total manufacturing expense	5,659,866	13.36
Cost of goods manufactured	31,698,033	74.85

Finished goods and work-in-process variation
Inventory, beginning	646,374	1.53
Inventory, ending	(696,032)	(1.64)
Cost of goods sold	$31,648,375	74.74%

SHENANDOAH FURNITURE, INC.

Selling, General and Administrative Expenses

Year Ended December 31, 2016

		Percent of
	2016	Net Sales

Selling expenses:
Advertising	$148,338	0.35%
Depreciation - showroom	2,474	0.01
Freight-out	98,207	0.23
General insurance	60,091	0.14
Showroom expense	112,714	0.27
Travel and entertainment	20,721	0.05
Wages	614,682	1.45
Payroll taxes	28,818	0.07
Miscellaneous	6,940	0.01
Total selling expense	1,092,985	2.58

Administrative expenses:
Salaries - officers	198,365	0.47
Salaries - office	541,369	1.28
For hire advertisements	2,427	0.01
Contributions	13,275	0.03
Depreciation - office equipment	54,024	0.13
Depreciation - vehicles	7,486	0.02
Dues and subscriptions	11,275	0.03
Insurance - officers' life/disability	5,233	0.01
Group general insurance	74,885	0.18
Office supplies	49,212	0.12
Postage	14,240	0.03
Professional fees	111,731	0.26
Consulting - IT	61,327	0.14
Repairs and maintenance	14,365	0.03
Taxes - licenses, etc.	15,352	0.04
Taxes - payroll	62,677	0.15
Telephone	89,909	0.21
Internet and electronic data interface	525	-
Miscellaneous	64,490	0.15
Employee benefits - other	13,835	0.03
Employee benefits - profit sharing	190,150	0.45
401(k) match	54,737	0.13
Travel	37,369	0.09
Total administrative expense	1,688,258	3.99
Total selling and administrative expenses	$2,781,243	6.57%